Exhibit 99.3

January 2011

QUARTERLY FINANCIAL SUPPLEMENT

Investment Community Member:

To assist in your financial analysis, the following supplement of most requested information concerning Fifth Third Bancorp is provided.

Numbers are unaudited for quarterly information.

If you need further information, please fax or e-mail your request to Fifth Third's Investor Relations Department at (513) 534-3945 or IR@53.com

Jim Eglseder	Rich Rosen
VP / Investor Relations	VP / Investor Relations
(513) 534-8424	(513) 534-3307

Quarterly Data

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Ratios (percent)
Return on assets	1.18	0.84	0.68	(0.04)	(0.35)	(0.34)	3.05	0.17
Return on average common equity	10.4	6.8	5.2	(3.0)	(6.3)	(6.1)	41.2	(1.4)
Average equity as a percent of average assets	12.52	12.38	12.04	11.92	12.31	12.24	10.78	10.18
Net interest margin (a)	3.75	3.70	3.57	3.63	3.55	3.43	3.26	3.06
Efficiency (a)	62.6	56.2	62.1	62.6	63.1	50.8	29.9	65.1
Net losses charged off as a percent of average loans and leases	1.86	4.95	2.26	3.01	3.62	3.75	3.08	2.38

Allowance for loan and lease losses as a percent of loans and leases	3.88	4.20	4.85	4.91	4.88	4.69	4.28	3.72
Allowance for credit losses as a percent of loans and leases	4.17	4.51	5.18	5.25	5.27	5.06	4.57	4.00
Nonperforming assets as a percent of loans, leases and other assets, including OREO (b)	2.79	2.72	3.87	4.02	4.22	4.09	3.48	3.20
Allowance for loan and lease losses as a percent of nonperforming assets (b)	138.18	153.41	124.40	121.50	115.55	114.30	122.71	115.93

Allowance for credit losses as a percent of nonperforming assets (b)	148.62	164.54	132.97	129.80	124.63	123.11	131.12	124.66

Common Share Data
Earnings per share	$0.34	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.35	$(0.04)
Earnings per diluted share	$0.33	$0.22	$0.16	$(0.09)	$(0.20)	$(0.20)	$1.15	$(0.04)
Cash dividends per common share	0.01	0.01	0.01	0.01	0.01	0.01	0.01	0.01
Book value per share	13.06	12.86	12.65	12.31	12.44	12.69	12.71	13.61
Common shares outstanding, excluding treasury	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997
Market price per share:
High	$15.11	$13.81	$15.95	$14.05	$10.92	$11.20	$9.15	$8.65
Low	11.71	10.64	12.00	9.81	8.76	6.33	2.50	1.01
End of period	14.68	12.03	12.29	13.56	9.75	10.13	7.10	2.92

Supplemental Data
Common dividends declared ($ in millions)	$8	$8	$8	$8	$8	$8	$8	$5
Full-time equivalent employees	20,838	20,667	20,479	20,038	20,998	20,559	20,702	20,618
Banking centers	1,312	1,309	1,309	1,309	1,309	1,306	1,306	1,311
ATMs	2,445	2,390	2,362	2,364	2,358	2,372	2,355	2,354

(a)	Presented on a fully taxable equivalent basis (FTE).
(b)	Excludes nonperforming assets held for sale.

Quarterly Data

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Income Statement ($ in millions)
Interest income (FTE)	$1,109	$1,130	$1,121	$1,147	$1,147	$1,174	$1,184	$1,183
Interest expense	190	214	234	246	265	300	348	402

Net interest income (FTE)	919	916	887	901	882	874	836	781
Provision for loan and lease losses	166	457	325	590	776	952	1,041	773
Noninterest income:
Service charges on deposits	140	143	149	142	159	164	162	146
Investment advisory revenue	93	90	87	91	86	82	79	79
Corporate banking revenue	103	86	93	81	89	77	93	113
Mortgage banking net revenue	149	232	114	152	132	140	147	134
Card and processing revenue	81	77	84	73	76	74	243	223
Gain on sale of processing business	—	—	—	—	—	(6)	1,764	—
Other noninterest income	55	195	85	74	107	312	49	10
Securities gains (losses), net	21	4	8	14	2	8	5	(24)
Securities gains, net - non-qualifying hedges on mortgage servicing rights	14	—	—	—	—	—	41	16

Total noninterest income	656	827	620	627	651	851	2,583	697
Noninterest expense:
Salaries, wages and incentives	385	360	356	329	331	335	346	327
Employee benefits	73	82	73	86	69	83	75	83
Net occupancy expense	76	72	73	76	75	75	79	79
Technology and communications	52	48	45	45	47	43	45	45
Equipment expense	32	30	31	30	31	30	31	31
Card and processing expense	26	26	31	25	27	25	75	67
Other noninterest expense	343	361	326	365	387	285	370	330

Total noninterest expense	987	979	935	956	967	876	1,021	962

Income (loss) before income taxes (FTE)	422	307	247	(18)	(210)	(103)	1,357	(257)
Taxable equivalent adjustment	5	4	5	4	4	5	5	5

Income (loss) before income taxes	417	303	242	(22)	(214)	(108)	1,352	(262)
Applicable income tax (benefit)	83	65	50	(12)	(116)	(11)	470	(312)

Net income (loss)	$334	$238	$192	$(10)	$(98)	$(97)	$882	$50
Less: Net income attributable to noncontrolling interests	1	—	—	—	—	—	—	—

Net income (loss) attributable to Bancorp	$333	$238	$192	$(10)	$(98)	$(97)	$882	$50
Dividends on preferred stock	63	63	62	62	62	62	26	76

Net income (loss) available to common shareholders	$270	$175	$130	$(72)	$(160)	$(159)	$856	$(26)

Regulatory Capital Data ($ in millions) (a)
Tier I capital	$13,965	$13,698	$13,462	$13,297	$13,428	$13,574	$13,742	$11,924
Tier II capital	4,208	4,379	4,279	4,120	4,207	4,352	4,330	4,578

Total risk-based capital	$18,173	$18,077	$17,741	$17,417	$17,648	$17,926	$18,072	$16,502

Risk-weighted assets	$100,193	$98,904	$98,604	$99,281	$100,933	$102,875	$106,538	$109,087

Tier I capital ratio	13.94%	13.85%	13.65%	13.39%	13.30%	13.19%	12.90%	10.93%
Total risk-based capital ratio	18.14%	18.28%	17.99%	17.54%	17.48%	17.43%	16.96%	15.13%
Tier I leverage ratio	12.79%	12.54%	12.24%	12.00%	12.34%	12.34%	12.17%	10.29%
Tier I common equity ratio	7.50%	7.34%	7.17%	6.96%	6.99%	7.01%	6.94%	4.50%

(a)	Current period regulatory capital data and ratios are estimated.

Quarterly Data

	As of
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Balance Sheet ($ in millions, except share data)
Assets
Cash and due from banks	$2,159	$2,215	$2,216	$2,133	$2,318	$2,130	$2,899	$2,491
Available-for-sale and other securities	15,414	15,975	16,021	16,935	18,213	15,682	16,061	16,916
Held-to-maturity securities	353	354	354	355	355	356	357	358
Trading securities	294	320	270	305	355	1,079	1,354	1,407
Other short-term investments	1,515	3,271	4,322	3,904	3,369	1,126	513	1,587

Total cash and securities	19,735	22,135	23,183	23,632	24,610	20,373	21,184	22,759
Loans held for sale	2,216	2,733	2,150	1,607	2,067	2,063	3,341	2,602
Portfolio loans and leases	77,491	76,009	76,232	77,423	76,779	78,419	81,429	82,569

Total loans and leases	79,707	78,742	78,382	79,030	78,846	80,482	84,770	85,171
Allowance for loan and lease losses	(3,004)	(3,194)	(3,693)	(3,802)	(3,749)	(3,681)	(3,485)	(3,070)
Bank premises and equipment	2,389	2,377	2,374	2,384	2,400	2,426	2,440	2,490
Operating lease equipment	479	470	489	492	499	486	474	470
Goodwill	2,417	2,417	2,417	2,417	2,417	2,417	2,417	2,623
Intangible assets	62	72	83	94	106	119	133	154
Servicing rights	822	599	646	725	700	626	595	481
Other real estate owned	506	504	454	399	300	274	249	255
Other assets	7,894	8,200	7,690	7,280	7,251	7,218	7,207	7,980

Total assets	$111,007	$112,322	$112,025	$112,651	$113,380	$110,740	$115,984	$119,313

Liabilities
Deposits:
Demand	$21,413	$20,109	$19,256	$19,482	$19,411	$17,666	$17,202	$16,370
Interest checking	18,560	17,225	17,759	19,126	19,935	15,168	14,630	14,510
Savings	20,903	20,260	19,646	19,099	17,898	17,098	16,819	16,517
Money market	5,035	5,064	4,666	4,782	4,431	4,378	4,193	4,353
Foreign office	3,721	3,807	3,430	2,844	2,454	2,356	2,244	1,671
Other time	7,728	9,379	10,966	11,643	12,466	13,725	14,540	14,571
Certificates - $100,000 and over	4,287	5,515	6,389	6,596	7,700	8,962	10,688	11,784
Other foreign office	1	3	3	2	10	5	504	6

Total deposits	81,648	81,362	82,115	83,574	84,305	79,358	80,820	79,782
Federal funds purchased	279	368	240	271	182	433	435	363
Other short-term borrowings	1,574	1,775	1,556	1,359	1,415	3,674	6,802	11,076
Other liabilities	3,868	3,951	3,424	3,092	3,474	3,425	4,125	3,812
Long-term debt	9,558	10,953	10,989	10,947	10,507	10,162	10,102	12,178

Total liabilities	96,927	98,409	98,324	99,243	99,883	97,052	102,284	107,211

Equity
Common and preferred equity	13,867	13,584	13,395	13,321	13,457	13,603	13,752	12,180
Net unrealized gains (losses):
Available-for-sale securities	321	434	432	268	216	274	157	178
Qualifying cash flow hedges	67	73	84	98	105	108	95	76
Accumulated other comprehensive income related to employee benefit plans	(74)	(75)	(76)	(78)	(80)	(97)	(100)	(103)
Treasury stock, at cost	(130)	(132)	(134)	(201)	(201)	(200)	(204)	(229)

Total shareholders’ equity	14,051	13,884	13,701	13,408	13,497	13,688	13,700	12,102

Noncontrolling interest	29	29	—	—	—	—	—	—

Total Equity	14,080	13,913	13,701	13,408	13,497	13,688	13,700	12,102

Total liabilities & equity	$111,007	$112,322	$112,025	$112,651	$113,380	$110,740	$115,984	$119,313

Share Data
Preferred shares outstanding	152,771	152,771	152,771	152,771	152,771	152,771	152,771	180,620
Common shares outstanding, excluding treasury	796,272,522	796,283,198	796,319,712	794,816,131	795,068,164	795,316,187	795,313,448	576,935,997
Treasury shares held	5,231,665	5,220,989	5,184,475	6,688,056	6,436,023	6,188,001	6,190,740	6,491,107

Quarterly Data

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
Average Balance Sheet ($ in millions, except share data)
Assets
Interest-earning assets:
Loans and leases	$79,148	$78,854	$78,807	$80,136	$79,920	$82,889	$84,995	$85,828
Taxable securities	15,367	15,580	16,263	17,030	16,999	15,652	15,578	15,343
Tax exempt securities	268	273	343	385	727	1,443	1,443	1,202
Other short-term investments	2,431	3,456	4,285	3,144	1,143	969	742	1,290

Total interest-earning assets	97,214	98,163	99,698	100,695	98,789	100,953	102,758	103,663
Cash and due from banks	2,284	2,283	2,163	2,247	2,276	2,257	2,350	2,438
Other assets	15,449	15,088	14,550	14,262	14,084	13,724	13,907	15,364
Allowance for loan and lease losses	(3,089)	(3,680)	(3,798)	(3,771)	(3,644)	(3,481)	(3,137)	(2,784)

Total assets	$111,858	$111,854	$112,613	$113,433	$111,505	$113,453	$115,878	$118,681

Liabilities
Interest-bearing liabilities:
Interest checking	$17,578	$17,142	$18,652	$19,533	$16,324	$14,869	$14,837	$14,229
Savings	20,602	19,905	19,446	18,469	17,540	16,967	16,705	16,272
Money market	4,985	4,940	4,679	4,622	4,279	4,280	4,167	4,559
Foreign office	3,733	3,592	3,325	2,757	2,516	2,432	1,717	1,755
Other time	8,490	10,261	11,336	12,059	13,049	14,264	14,612	14,501
Certificates - $100,000 and over	4,858	6,096	6,354	7,049	8,200	10,055	11,455	11,802
Other foreign office	9	4	5	8	51	95	240	247
Federal funds purchased	376	302	264	220	423	404	542	701
Other short-term borrowings	1,728	1,880	1,478	1,449	3,029	5,285	8,002	9,621
Long-term debt	10,298	10,954	10,876	11,489	10,404	10,108	11,130	12,531

Total interest-bearing liabilities	72,657	75,076	76,415	77,655	75,815	78,759	83,407	86,218

Demand deposits	21,066	19,362	19,406	18,822	18,137	17,059	16,689	15,532
Other liabilities	4,099	3,544	3,229	3,438	3,829	3,750	3,292	4,847

Total liabilities	97,822	97,982	99,050	99,915	97,781	99,568	103,388	106,597
Equity	14,036	13,872	13,563	13,518	13,724	13,885	12,490	12,084

Total liabilities & equity	$111,858	$111,854	$112,613	$113,433	$111,505	$113,453	$115,878	$118,681

Average loans and leases (excluding held for sale)	$76,236	$76,617	$76,973	$78,381	$77,601	$80,060	$81,573	$83,561

Average common shares outstanding:
Basic	791,072,308	791,016,740	790,838,716	790,472,577	790,441,911	790,334,226	629,789,476	571,810,034
Diluted	836,224,575	797,492,107	802,254,845	790,472,577	790,441,911	790,334,226	718,245,141	571,810,034

Quarterly Data

	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2010	2010	2010	2010	2009	2009	2009	2009
End of Period Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$27,274	$26,502	$26,011	$26,134	$25,687	$26,215	$28,419	$28,627
Commercial mortgage	10,992	11,333	11,569	11,865	11,936	12,252	12,600	12,768
Commercial construction	2,111	2,500	3,042	3,396	3,871	4,268	4,641	4,930
Commercial leases	3,378	3,304	3,271	3,388	3,535	3,584	3,532	3,521

Subtotal - commercial	43,755	43,639	43,893	44,783	45,029	46,319	49,192	49,846
Consumer:
Residential mortgage	10,858	9,989	9,672	9,239	9,845	9,955	11,440	10,972
Home equity	11,513	11,774	11,987	12,186	12,174	12,377	12,511	12,710
Automobile loans	10,983	10,738	10,285	10,180	8,995	8,972	8,741	8,688
Credit card	1,896	1,832	1,841	1,863	1,990	1,973	1,914	1,816
Other consumer loans and leases	702	770	704	779	813	886	972	1,139

Subtotal - consumer	35,952	35,103	34,489	34,247	33,817	34,163	35,578	35,325

Total loans and leases	$79,707	$78,742	$78,382	$79,030	$78,846	$80,482	$84,770	$85,171

Average Loans and Leases ($ in millions) (net of unearned discount)
Commercial:
Commercial and industrial loans	$26,509	$26,348	$26,179	$26,299	$25,838	$27,416	$28,038	$28,968
Commercial mortgage	11,276	11,462	11,772	11,836	12,126	12,449	12,668	12,809
Commercial construction	2,289	2,955	3,258	3,781	4,134	4,475	4,842	5,115
Commercial leases	3,314	3,257	3,336	3,468	3,574	3,522	3,512	3,564

Subtotal - commercial	43,388	44,022	44,545	45,384	45,672	47,862	49,060	50,456
Consumer:
Residential mortgage	10,693	9,897	9,390	9,478	10,141	10,820	11,669	10,921
Home equity	11,655	11,897	12,102	12,338	12,291	12,452	12,636	12,763
Automobile loans	10,825	10,517	10,170	10,185	8,973	8,871	8,692	8,687
Credit card	1,844	1,838	1,859	1,940	1,982	1,955	1,863	1,825
Other consumer loans and leases	743	683	741	811	861	929	1,075	1,177

Subtotal - consumer	35,760	34,832	34,262	34,752	34,248	35,027	35,935	35,373

Total average loans and leases	$79,148	$78,854	$78,807	$80,136	$79,920	$82,889	$84,995	$85,829

Asset Quality ($ in millions)
Nonaccrual portfolio loans and leases	$1,333	$1,378	$2,236	$2,423	$2,642	$2,704	$2,387	$2,229
Nonaccrual loans held for sale	247	680	163	239	220	286	352	403
Restructured loans - commercial (non accrual) held for sale	47	19	4	4	4	2	—	—
Restructured loans and leases (non accrual) portfolio	347	206	294	310	305	243	200	167
Other assets, including other real estate owned	494	498	439	396	297	273	253	252

Total nonperforming assets	$2,468	$2,781	$3,136	$3,372	$3,468	$3,508	$3,192	$3,051

Ninety days past due loans and leases	$317	$317	$397	$436	$567	$992	$762	$733

Nonperforming Loans ($ in millions)(non-accrual plus renegotiated)
Commercial and industrial loans and leases	$753	$769	$800	$828	$840	$826	$673	$704
Commercial mortgage	581	820	878	980	1,035	1,072	953	900
Commercial construction loans	258	371	469	606	741	820	837	736
Consumer mortgage and construction	268	208	435	408	412	379	360	346
Other consumer loans and leases	114	115	115	153	144	138	116	113

Total nonperforming loans and leases (including held for sale)	$1,974	$2,283	$2,697	$2,975	$3,172	$3,235	$2,939	$2,799

Credit Charge-Offs ($ in millions)
Gross charge-offs	$(399)	$(992)	$(472)	$(622)	$(743)	$(796)	$(658)	$(521)
Recoveries	43	36	38	40	35	40	32	31

Net losses charged off	$(356)	$(956)	$(434)	$(582)	$(708)	$(756)	$(626)	$(490)